UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 20, 2005

                            FIDELITY BANKSHARES, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

      Delaware                        000-29040                 65-0717085
----------------------------      ------------------       --------------------
(State or Other Jurisdiction)    (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                     Identification No.)


205 Datura Street, West Palm Beach, Florida                 33401
-------------------------------------------               ----------
(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:  (561) 803-9900
                                                     --------------



                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officer; Election of Directors,
             -------------------------------------------------------------------
             Appointment of Principal Officers.
             ----------------------------------

     On December 20, 2005, the Board of Directors of the Fidelity Bankshares, Inc. (the "Company") increased the size of the Company's Board of Directors from six to seven members and appointed William H. Sned, Jr. to serve as a member of the Board of Directors. Mr. Sned will stand for election to the Board of Directors at the 2006 annual meeting of stockholders. It is not yet determined on which committees of the Board Mr. Sned will serve. Additionally, Mr. Sned has also been appointed by the board of directors of Fidelity Federal Bank & Trust (the "Bank"), the Company's federally chartered savings bank subsidiary, to serve as a member of the Bank's board. It is not yet determined on which committees of the Bank's Board Mr. Sned will serve.

     There were no arrangements or understandings between Mr. Sned and any other person pursuant to which the Board of Directors elected Mr. Sned as a member of the Board.


Item 9.01    Financial Statements and Exhibits
             ---------------------------------

(a)          Financial Statements of businesses acquired. Not Applicable.

(b)          Pro forma financial information. Not Applicable.

(c) Attached as an exhibit is Fidelity Bankshares, Inc.'s press release announcing the election of a new member of its board of directors.

             The following Exhibit is attached as part of this report:


             99.1 Press release dated December 21, 2005, announcing the appointment of William H. Sned, Jr. as a member of the Company's board of directors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   FIDELITY BANKSHARES, INC.



DATE: December 21 2005             By: /s/ Vince A. Elhilow
                                       ----------------------------------
                                       Vince A. Elhilow
                                       Chairman of the Board, President and
                                       Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit No.                 Description
         ----------                  -----------

          99.1 Press release dated December 21, 2005, announcing the appointment of William H. Sned, Jr. as a member of the Company's board of directors.